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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 24, 2002
                                                  -------------


                          BECTON, DICKINSON AND COMPANY

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            (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)


   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
                                                            --------------

                                       N/A
--------------------------------------------------------------------------------
        (Former name or former addresses if changed since last report.)



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Item 5.      OTHER EVENTS

             On July 24, 2002 the Registrant announced in a press release its results for the third quarter ended June 30, 2002.

             A copy of the press release is attached as Exhibit 99.1.

Item 7.      Financial Statements. Pro Forma Financial Information and Exhibits.

             (c)  Exhibits.

                     Exhibit 99.1 Press release dated July 24, 2002 announcing the financial results for the third quarter ended June 30, 2002.


                                       1



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Kathleen M. Gibson
                                               -----------------------
                                                   Kathleen M. Gibson
                                                   Assistant Secretary


Date: July 24, 2002


                                        2



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                                INDEX TO EXHIBITS
                                -----------------

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

   Exhibit
   Number              Description of Exhibits
   ------              -----------------------
   99.1                Press release issued July 24, 2002
